Sub-Item 77O (1)
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon Corporate Bond Fund

On March 6, 2017, BNY Mellon Corporate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 3,000 3.15% Notes due 2022 issued by Great Plains Energy Incorporated (CUSIP No. 391164AH3) (the "Notes") at a purchase price of $99.924 per Note, including underwriter compensation of 0.600%. The Notes were purchased from Goldman, Sachs & Co., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Barclays Capital Inc.
BNP Paribas Securities Corp.
BNY Mellon Capital Markets, LLC
Goldman, Sachs & Co.
J.P. Morgan Securities LLC
KeyBanc Capital Markets Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Mizuho Securities USA Inc.
MUFG Securities Americas Inc.
SunTrust Robinson Humphrey, Inc.
UMB Financial Services, Inc.
U.S. Bancorp Investments, Inc.
Wells Fargo Securities, LLC

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on June 6, 2017. These materials include additional information about the terms of the transaction.

BNY Mellon Corporate Bond Fund

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:	**BNY Mellon Corporate Bond Fund**
2. Anticipated Purchase Date:	3/6/2017
3. Total Net Assets of Account/Fund:	$778,262,081
4. Type and Description of Security to be Purchased:	Great Plains Energy Inc. 3.15% 4/1/2022
5. Credit Rating of Security (Rating/Rating Agency):	Baa3/BBB
6. Name of Underwriting Syndicate Dealer Effecting Transaction:	Goldman Sachs & Co.
7. Name of Affiliated Underwriter in Underwriting Syndicate	BNY Mellon Capital Markets, LLC.
8. Issue Size	1,150,000,000
9. CUSIP	391164AH3
10. Amount Purchased by Account/Fund	3,000 **Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund	0.26%
12. Amount Purchased as a Percentage of Account/Fund Assets	0.39%
13. Purchase Price of Securities (if at par, so state)	$99.924
14. Commission/Spread Received by Principal Underwriters	0.600%
15. Yield (as applicable):	3.17%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase	3.17%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy	

++

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	

++

Sub-Item 77O (2)
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon Corporate Bond Fund

On March 6, 2017, BNY Mellon Corporate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 2,000 4.000% Senior Notes due 2027 issued by Nordstrom, Inc. (CUSIP No. 655664AS9) (the "Notes") at a purchase price of $99.624 per Note, including underwriter compensation of 0.650%. The Notes were purchased from Merrill Lynch, Pierce, Fenner & Smith Incorporated, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

BNY Mellon Capital Markets, LLC
Fifth Third Securities, Inc.
Goldman, Sachs & Co.
J.P. Morgan Securities LLC
KeyBanc Capital Markets Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. LLC
MUFG Securities Americas Inc.
RBC Capital Markets, LLC
Scotia Capital (USA) Inc.
U.S. Bancorp Investments, Inc.
Wells Fargo Securities, LLC
The Williams Capital Group, L.P.

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on June 6, 2017. These materials include additional information about the terms of the transaction.

Sub-Item 77O (3)
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon Corporate Bond Fund

On February 23, 2017, BNY Mellon Corporate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 1,000 6.250% Fixed-to-Floating Rate Junior Subordinated Debentures due 2057 issued by Viacom Inc. (CUSIP No. 92553PBC5) (the "Debentures") at a purchase price of $100.000 per Debenture, including underwriter compensation of 1.000%. The Debentures were purchased from Merrill Lynch, Pierce, Fenner & Smith Incorporated, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

BNP Paribas Securities Corp.
BNY Mellon Capital Markets, LLC
Citigroup Global Markets Inc.
Deutsche Bank Securities Inc.
ICBC Standard Bank Plc
J.P. Morgan Securities LLC
Lebenthal & Co., LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Mizuho Securities USA Inc.
Morgan Stanley & Co. LLC
MUFG Securities Americas Inc.
RBC Capital Markets, LLC
RBS Securities Inc. (NatWest Markets)
Samuel A. Ramirez & Company, Inc.
Santander Investment Securities Inc.
SG Americas Securities, LLC
SMBC Nikko Securities America, Inc.
U.S. Bancorp Investments, Inc.
Wells Fargo Securities, LLC
The Williams Capital Group, L.P.

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on June 6, 2017. These materials include additional information about the terms of the transaction.

BNY Mellon Corporate Bond Fund

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:	BNY Mellon Corporate Bond Fund
2. Anticipated Purchase Date:	2/23/2017
3. Total Net Assets of Account/Fund:	$780,238,582
4. Type and Description of Security to be Purchased:	VIACOM INC 6.250% 2/28/2057
5. Credit Rating of Security (Rating/Rating Agency):	Ba1/BB/BB+
6. Name of Underwriting Syndicate Dealer Effecting Transaction:	Bank of America NA
7. Name of Affiliated Underwriter in Underwriting Syndicate	BNY Mellon Capital Markets, LLC
8. Issue Size	650,000,000
9. CUSIP	92553PBC5
10. Amount Purchased by Account/Fund	1,000 Units
11. Percentage of Principal Amount of Offering Purchased by Account/Fund	0.15%
12. Amount Purchased as a Percentage of Account/Fund Assets	0.13%
13. Purchase Price of Securities (if at par, so state)	$100.000
14. Commission/Spread Received by Principal Underwriters	1.000%
15. Yield (as applicable):	6.25%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase	6.25%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy	

++

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	

++

Sub-Item 77O (4)
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon Massachusetts Intermediate Municipal Bond Fund

On January 12, 2017, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 550 5.000% Tobacco Settlement Bonds, Fiscal 2017 Series A (Senior) issued by TSASC, Inc. (CUSIP No. 898526EQ7) (the "Bonds") at a purchase price of $112.052 per Bond, including underwriter compensation of 0.450%. The Bonds were purchased from Jefferies LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Academy Securities Inc.
Barclays
Blaylock Beal Van, LLC
BNY Mellon Capital Markets, LLC
BofA Merrill Lynch
Cabrera Capital Markets, LLC
Citigroup
Drexel Hamilton, LLC
FTN Financial Capital Markets
Hilltop Securities Inc.
Janney Montgomery Scott
Jefferies
Loop Capital Markets
Mesirow Financial, Inc.
Mischler Financial Group, Inc.
Morgan Stanley
Oppenheimer & Co.
PNC Capital Markets LLC
RBC Capital Markets
Ramirez & Co., Inc.
Raymond James
Rice Financial Products Company
Roosevelt & Cross Incorporated
Siebert Cisneros Shank & Co., L.L.C.
Stern Brothers & Co.
Stifel, Nicolaus & Company, Incorporated
TD Securities
The Williams Capital Group, L.P.
U.S. Bancorp Investments, Inc.
Wells Fargo Securities

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on June 6, 2017. These materials include additional information about the terms of the transaction.

BNY Mellon Massachusetts Intermediate Municipal Bond Fund

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:		BNY Mellon Massachusetts Intermediate Municipal Bond Fund
2. Anticipated Purchase Date:		1/12/2017
3. Total Net Assets of Account/Fund:		$279,850,757
4. Type and Description of Security to be Purchased:		TSASC, INC. 5.000% 6/1/2022
5. Credit Rating of Security (Rating/Rating Agency):		A
6. Name of Underwriting Syndicate Dealer Effecting Transaction:		Jefferies LLC
7. Name of Affiliated Underwriter in Underwriting Syndicate		BNY Mellon Capital Markets, LLC
8. Issue Size		613,370,000
9. CUSIP		898526EQ7
10. Amount Purchased by Account/Fund	550	**Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund		0.09%
12. Amount Purchased as a Percentage of Account/Fund Assets		0.22%
13. Purchase Price of Securities (if at par, so state)		$112.052
14. Commission/Spread Received by Principal Underwriters		0.450%
15. Yield (as applicable):		2.58%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase		2.58%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy		

++

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	Yes
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	Yes

++

Sub-Item 77O (5)
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon Municipal Opportunities Fund

On January 13, 2017, BNY Mellon Municipal Opportunities Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 1,000 5.000% General Revenue Bonds, Series 2017A issued by the Triborough Bridge and Tunnel Authority (CUSIP No. 89602N7C2) (the "Bonds") at a purchase price of $116.573 per Bond, including underwriter compensation of 0.500%. The Bonds were purchased from Goldman, Sachs & Co., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Alamo Capital
Barclays Capital Inc.
Blaylock Beal Van, LLC
BNY Mellon Capital Markets, LLC
Cabrera Capital Markets, LLC
Citigroup Global Markets, Inc.
Drexel Hamilton, LLC
Fidelity Capital Markets
FTN Financial Securities Corp.
Goldman, Sachs & Co.
Jefferies LLC
J.P. Morgan Securities Inc.
KeyBanc Capital Markets Inc.
Loop Capital Markets LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. LLC
PNC Capital Markets LLC
Raymond James & Associates, Inc.
RBC Capital Markets, LLC
Rice Financial Products Company
Siebert Cisneros Shank & Co., L.L.C.
Stern Brothers & Co.
Stifel, Nicolaus & Company, Incorporated
TD Securities (USA) LLC
The Williams Capital Group, L.P.

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on June 6, 2017. These materials include additional information about the terms of the transaction.

BNY Mellon Municipal Opportunities Fund

EXHIBIT B
PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:	BNY Mellon Municipal Opportunities Fund
2. Anticipated Purchase Date:	1/13/2017
3. Total Net Assets of Account/Fund:	$1,164,158,667
4. Type and Description of Security to be Purchased:	Triborough Bridge & Tunnel Authority 5.000% 11/15/2042
5. Credit Rating of Security (Rating/Rating Agency):	Aa3/AA-/AA-
6. Name of Underwriting Syndicate Dealer Effecting Transaction:	Goldman Sachs & Co.
7. Name of Affiliated Underwriter in Underwriting Syndicate	BNY Mellon Capital Markets, LLC.
8. Issue Size	136,805,000
9. CUSIP	89602N7C2
10. Amount Purchased by Account/Fund	1,000 **Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund	0.73%
12. Amount Purchased as a Percentage of Account/Fund Assets	0.10%
13. Purchase Price of Securities (if at par, so state)	$116.573
14. Commission/Spread Received by Principal Underwriters	0.500%
15. Yield (as applicable):	3.97%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase	3.97%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy	

++

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	Yes
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	Yes

++

Sub-Item 77O (6)
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon Municipal Opportunities Fund

On January 12, 2017, BNY Mellon Municipal Opportunities Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 5,000 5.000% Tobacco Settlement Bonds, Fiscal 2017 Series B (Subordinate) issued by TSASC, Inc. (CUSIP No. 898526FF0) (the "Bonds") at a purchase price of $104.691 per Bond, including underwriter compensation of 0.500%. The Bonds were purchased from Jefferies LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Academy Securities Inc.
Barclays
Blaylock Beal Van, LLC
BNY Mellon Capital Markets, LLC
BofA Merrill Lynch
Cabrera Capital Markets, LLC
Citigroup
Drexel Hamilton, LLC
FTN Financial Capital Markets
Hilltop Securities Inc.
Janney Montgomery Scott
Jefferies
Loop Capital Markets
Mesirow Financial, Inc.
Mischler Financial Group, Inc.
Morgan Stanley
Oppenheimer & Co.
PNC Capital Markets LLC
RBC Capital Markets
Ramirez & Co., Inc.
Raymond James
Rice Financial Products Company
Roosevelt & Cross Incorporated
Siebert Cisneros Shank & Co., L.L.C.
Stern Brothers & Co.
Stifel, Nicolaus & Company, Incorporated
TD Securities
The Williams Capital Group, L.P.
U.S. Bancorp Investments, Inc.
Wells Fargo Securities

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on June 6, 2017. These materials include additional information about the terms of the transaction.

Sub-Item 77O (7)
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon Municipal Opportunities Fund

On January 13, 2017, BNY Mellon Municipal Opportunities Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 2,500 5.000% General Revenue Bonds, Series 2017A issued by the Triborough Bridge and Tunnel Authority (CUSIP No. 89602N7D0) (the "Bonds") at a purchase price of $116.094 per Bond, including underwriter compensation of 0.500%. The Bonds were purchased from Goldman, Sachs & Co., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Academy Securities
Alamo Capital
Barclays
Blaylock Beal Van, LLC
BNY Mellon Capital Markets, LLC
BofA Merrill Lynch
Cabrera Capital Markets, LLC
Citigroup
Drexel Hamilton, LLC
Fidelity Capital Markets
FTN Financial Capital Markets
Goldman Sachs & Co.
J.P. Morgan
Jefferies
KeyBanc Capital Markets Inc.
Loop Capital Markets
Morgan Stanley
PNC Capital Markets LLC
Ramirez & Co., Inc.
Raymond James
RBC Capital Markets
Rice Financial Products Company
Siebert Cisneros Shank & Co., L.L.C.
Stern Brothers & Co.
Stifel
TD Securities
The Williams Capital Group, L.P.

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on June 6, 2017. These materials include additional information about the terms of the transaction.

Sub-Item 77O (8)
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon National Intermediate Municipal Bond Fund

On March 8, 2017, BNY Mellon National Intermediate Municipal Bond Fund, a series of BNY

Mellon Funds Trust (the "Fund"), purchased 5,000 5.0% General Obligation Bonds issued by the State of California (CUSIP No. 13063C5Q9) (the "Bonds") at a purchase price of $115.948 per Bond, including underwriter compensation of 0.200%. The Bonds were purchased from Citigroup Global Markets, Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY

Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Academy Securities Inc.
Alamo Capital
BofA Merrill Lynch
Blaylock Beal Van, LLC
BNY Mellon Capital Markets, LLC
BOK Financial Securities, Inc.
Cabrera Capital Markets, LLC
Citigroup Global Markets Inc.
Drexel Hamilton, LLC
Fidelity Capital Markets
FTN Financial Capital Markets
Goldman, Sachs & Co.
Hilltop Securities Inc.
Hutchinson, Shockey, Erley & Co.
J.P. Morgan Securities LLC
KeyBanc Capital Markets
Loop Capital Markets
Mesirow Financial, Inc.
Morgan Stanley & Co. LLC
Oppenheimer & Co.
Ramirez & Co., Inc.
Siebert Cisneros Shank & Co., L.L.C.
Raymond James
RBC Capital Markets
RH Investment Corporation
Rice Financial Products
Stern Brothers & Co.
Stifel
U.S. Bancorp Investments, Inc.
William Blair

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on June 6, 2017. These materials include additional information about the terms of the transaction.

Sub-Item 77O (9)
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon National Intermediate Municipal Bond Fund

On January 12, 2017, BNY Mellon National Intermediate Municipal Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 5,000 5.00% Tobacco Settlement Bonds, Fiscal 2017 Series A (Senior) issued by TSASC, Inc. (CUSIP No. 898526ER5) (the "Bonds") at a purchase price of $113.118 per Bond, including underwriter compensation of 0.450%. The Bonds were purchased from Jefferies LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Academy Securities Inc.
Barclays
Blaylock Beal Van, LLC
BNY Mellon Capital Markets, LLC
BofA Merrill Lynch
Cabrera Capital Markets, LLC
Citigroup
Drexel Hamilton, LLC
FTN Financial Capital Markets
Hilltop Securities Inc.
Janney Montgomery Scott
Jefferies
Loop Capital Markets
Mesirow Financial, Inc.
Mischler Financial Group, Inc.
Morgan Stanley
Oppenheimer & Co.
PNC Capital Markets LLC
RBC Capital Markets
Ramirez & Co., Inc.
Raymond James
Rice Financial Products Company
Roosevelt & Cross Incorporated
Siebert Cisneros Shank & Co., L.L.C.
Stern Brothers & Co.
Stifel, Nicolaus & Company, Incorporated
TD Securities
The Williams Capital Group, L.P.
U.S. Bancorp Investments, Inc.
Wells Fargo Securities

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on June 6, 2017. These materials include additional information about the terms of the transaction.

BNY Mellon National Intermediate Municipal Bond Fund

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:		BNY Mellon National Intermediate Municipal Bond Fund
2. Anticipated Purchase Date:		1/12/2017
3. Total Net Assets of Account/Fund:		$2,079,459,650
4. Type and Description of Security to be Purchased:		TSASC, INC. 5.000% 6/1/2023
5. Credit Rating of Security (Rating/Rating Agency):		A
6. Name of Underwriting Syndicate Dealer Effecting Transaction:		Jefferies LLC
7. Name of Affiliated Underwriter in Underwriting Syndicate		BNY Mellon Capital Markets, LLC.
8. Issue Size		613,370,000
9. CUSIP		898526ER5
10. Amount Purchased by Account/Fund	5,000	**Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund		0.82%
12. Amount Purchased as a Percentage of Account/Fund Assets		0.27%
13. Purchase Price of Securities (if at par, so state)		$113.118
14. Commission/Spread Received by Principal Underwriters		0.450%
15. Yield (as applicable):		2.74%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase		2.74%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy		

++

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	Yes
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	Yes

++

Sub-Item 77O (10)
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon New York Intermediate Tax-Exempt Bond Fund

On January 12, 2017, BNY Mellon New York Intermediate Tax-Exempt Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 1,000 5.00% Tobacco Settlement Bonds, Fiscal 2017 Series A (Senior) issued by TSASC, Inc. (CUSIP No. 898526EQ7) (the "Bonds") at a purchase price of $112.052 per Bond, including underwriter compensation of 0.450%. The Bonds were purchased from Jefferies LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Academy Securities Inc.
Barclays
Blaylock Beal Van, LLC
BNY Mellon Capital Markets, LLC
BofA Merrill Lynch
Cabrera Capital Markets, LLC
Citigroup
Drexel Hamilton, LLC
FTN Financial Capital Markets
Hilltop Securities Inc.
Janney Montgomery Scott
Jefferies
Loop Capital Markets
Mesirow Financial, Inc.
Mischler Financial Group, Inc.
Morgan Stanley
Oppenheimer & Co.
PNC Capital Markets LLC
RBC Capital Markets
Ramirez & Co., Inc.
Raymond James
Rice Financial Products Company
Roosevelt & Cross Incorporated
Siebert Cisneros Shank & Co., L.L.C.
Stern Brothers & Co.
Stifel, Nicolaus & Company, Incorporated
TD Securities
The Williams Capital Group, L.P.
U.S. Bancorp Investments, Inc.
Wells Fargo Securities

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on June 6, 2017. These materials include additional information about the terms of the transaction.

BNY Mellon New York Intermediate Tax-Exempt Bond Fund

EXHIBIT B
PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:		BNY Mellon New York Intermediate Tax-Exempt Bond Fund
2. Anticipated Purchase Date:		1/12/2017
3. Total Net Assets of Account/Fund:		$167,117,687
4. Type and Description of Security to be Purchased:		TSASC, INC. 5.000% 6/1/2022
5. Credit Rating of Security (Rating/Rating Agency):		A
6. Name of Underwriting Syndicate Dealer Effecting Transaction:		Jefferies LLC
7. Name of Affiliated Underwriter in Underwriting Syndicate		BNY Mellon Capital Markets, LLC.
8. Issue Size		613,370,000
9. CUSIP		898526EQ7
10. Amount Purchased by Account/Fund	1,000	**Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund		0.16%
12. Amount Purchased as a Percentage of Account/Fund Assets		0.67%
13. Purchase Price of Securities (if at par, so state)		$112.052
14. Commission/Spread Received by Principal Underwriters		0.450%
15. Yield (as applicable):		2.58%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase		2.58%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy		

++

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	Yes
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	Yes

++

Sub-Item 77O (11)
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

On January 12, 2017, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 450 5.00% Tobacco Settlement Bonds, Fiscal 2017 Series A (Senior) issued by TSASC, Inc. (CUSIP No. 898526EQ7) (the "Bonds") at a purchase price of $112.052 per Bond, including underwriter compensation of 0.450%. The Bonds were purchased from Jefferies LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Academy Securities Inc.
Barclays
Blaylock Beal Van, LLC
BNY Mellon Capital Markets, LLC
BofA Merrill Lynch
Cabrera Capital Markets, LLC
Citigroup
Drexel Hamilton, LLC
FTN Financial Capital Markets
Hilltop Securities Inc.
Janney Montgomery Scott
Jefferies
Loop Capital Markets
Mesirow Financial, Inc.
Mischler Financial Group, Inc.
Morgan Stanley
Oppenheimer & Co.
PNC Capital Markets LLC
RBC Capital Markets
Ramirez & Co., Inc.
Raymond James
Rice Financial Products Company
Roosevelt & Cross Incorporated
Siebert Cisneros Shank & Co., L.L.C.
Stern Brothers & Co.
Stifel, Nicolaus & Company, Incorporated
TD Securities
The Williams Capital Group, L.P.
U.S. Bancorp Investments, Inc.
Wells Fargo Securities

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on June 6, 2017. These materials include additional information about the terms of the transaction.

Sub-Item 77O (12)
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon National Short-Term Municipal Bond Fund

On March 8, 2017, BNY Mellon National Short-Term Municipal Bond Fund, a series of BNY

Mellon Funds Trust (the "Fund"), purchased 8,000 5.0% General Obligation Bonds issued by the State of California (CUSIP No. 13063C5L0) (the "Bonds") at a purchase price of $111.809 per Bond, including underwriter compensation of 0.150%. The Bonds were purchased from Citigroup Global Markets, Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY

Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Academy Securities Inc.
Alamo Capital
BofA Merrill Lynch
Blaylock Beal Van, LLC
BNY Mellon Capital Markets, LLC
BOK Financial Securities, Inc.
Cabrera Capital Markets, LLC
Citigroup Global Markets Inc.
Drexel Hamilton, LLC
Fidelity Capital Markets
FTN Financial Capital Markets
Goldman, Sachs & Co.
Hilltop Securities Inc.
Hutchinson, Shockey, Erley & Co.
J.P. Morgan Securities LLC
KeyBanc Capital Markets
Loop Capital Markets
Mesirow Financial, Inc.
Morgan Stanley & Co. LLC
Oppenheimer & Co.
Ramirez & Co., Inc.
Siebert Cisneros Shank & Co., L.L.C.
Raymond James
RBC Capital Markets
RH Investment Corporation
Rice Financial Products
Stern Brothers & Co.
Stifel
U.S. Bancorp Investments, Inc.
William Blair

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on June 6, 2017. These materials include additional information about the terms of the transaction.

BNY Mellon National Short Term Municipal Bond Fund

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:		BNY Mellon National Short Term Municipal Bond Fund
2. Anticipated Purchase Date:		3/8/2017
3. Total Net Assets of Account/Fund:		$921,056,967
4. Type and Description of Security to be Purchased:		State of California 5.0% 8/01/2020
5. Credit Rating of Security (Rating/Rating Agency):		Aa3/AA-/AA-
6. Name of Underwriting Syndicate Dealer Effecting Transaction:		Citigroup Global Markets, Inc.
7. Name of Affiliated Underwriter in Underwriting Syndicate		BNY Mellon Capital Markets, LLC.
8. Issue Size		2,279,405,000
9. CUSIP		13063C5L0
10. Amount Purchased by Account/Fund	8,000	**Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund		0.35%
12. Amount Purchased as a Percentage of Account/Fund Assets		0.97%
13. Purchase Price of Securities (if at par, so state)		$111.809
14. Commission/Spread Received by Principal Underwriters		0.150%
15. Yield (as applicable):		1.41%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase		1.41%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy		

+++

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	Yes
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	Yes

+++

Sub-Item 77O (13)
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon National Short-Term Municipal Bond Fund

On January 12, 2017, BNY Mellon National Short-Term Municipal Bond Fund, a series of BNY

Mellon Funds Trust (the "Fund"), purchased 2,500 5.00% Tobacco Settlement Bonds, Fiscal 2017 Series A (Senior) issued by TSASC, Inc. (CUSIP No. 898526EN4) (the "Bonds") at a purchase price of $109.137 per Bond, including underwriter compensation of 0.450%. The Bonds were purchased from Jefferies LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Academy Securities Inc.
Barclays
Blaylock Beal Van, LLC
BNY Mellon Capital Markets, LLC
BofA Merrill Lynch
Cabrera Capital Markets, LLC
Citigroup
Drexel Hamilton, LLC
FTN Financial Capital Markets
Hilltop Securities Inc.
Janney Montgomery Scott
Jefferies
Loop Capital Markets
Mesirow Financial, Inc.
Mischler Financial Group, Inc.
Morgan Stanley
Oppenheimer & Co.
PNC Capital Markets LLC
RBC Capital Markets
Ramirez & Co., Inc.
Raymond James
Rice Financial Products Company
Roosevelt & Cross Incorporated
Siebert Cisneros Shank & Co., L.L.C.
Stern Brothers & Co.
Stifel, Nicolaus & Company, Incorporated
TD Securities
The Williams Capital Group, L.P.
U.S. Bancorp Investments, Inc.
Wells Fargo Securities

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on June 6, 2017. These materials include additional information about the terms of the transaction.

BNY Mellon National Short Term Municipal Bond Fund

EXHIBIT B
PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:	BNY Mellon National Short Term Municipal Bond Fund
2. Anticipated Purchase Date:	1/12/2017
3. Total Net Assets of Account/Fund:	$926,964,454
4. Type and Description of Security to be Purchased:	TSASC, INC. 5.000% 6/1/2020
5. Credit Rating of Security (Rating/Rating Agency):	A
6. Name of Underwriting Syndicate Dealer Effecting Transaction:	Jefferies LLC
7. Name of Affiliated Underwriter in Underwriting Syndicate	BNY Mellon Capital Markets, LLC.
8. Issue Size	613,370,000
9. CUSIP	898526EN4
10. Amount Purchased by Account/Fund	2,500 **Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund	0.41%
12. Amount Purchased as a Percentage of Account/Fund Assets	0.29%
13. Purchase Price of Securities (if at par, so state)	$109.137
14. Commission/Spread Received by Principal Underwriters	0.450%
15. Yield (as applicable):	2.17%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase	2.17%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy	

++

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	Yes
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	Yes

++

Sub-Item 77O (14)
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon National Short-Term Municipal Bond Fund

On January 12, 2017, BNY Mellon National Short-Term Municipal Bond Fund, a series of BNY

Mellon Funds Trust (the "Fund"), purchased 3,000 4.00% Tobacco Settlement Bonds, Fiscal 2017 Series A (Senior) issued by TSASC, Inc. (CUSIP No. 898526EM6) (the "Bonds") at a purchase price of $104.811 per Bond, including underwriter compensation of 0.450%. The Bonds were purchased from Jefferies LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Academy Securities Inc.
Barclays
Blaylock Beal Van, LLC
BNY Mellon Capital Markets, LLC
BofA Merrill Lynch
Cabrera Capital Markets, LLC
Citigroup
Drexel Hamilton, LLC
FTN Financial Capital Markets
Hilltop Securities Inc.
Janney Montgomery Scott
Jefferies
Loop Capital Markets
Mesirow Financial, Inc.
Mischler Financial Group, Inc.
Morgan Stanley
Oppenheimer & Co.
PNC Capital Markets LLC
RBC Capital Markets
Ramirez & Co., Inc.
Raymond James
Rice Financial Products Company
Roosevelt & Cross Incorporated
Siebert Cisneros Shank & Co., L.L.C.
Stern Brothers & Co.
Stifel, Nicolaus & Company, Incorporated
TD Securities
The Williams Capital Group, L.P.
U.S. Bancorp Investments, Inc.
Wells Fargo Securities

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on June 6, 2017. These materials include additional information about the terms of the transaction.

BNY Mellon National Short Term Municipal Bond Fund

EXHIBIT B
PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:		BNY Mellon National Short Term Municipal Bond Fund
2. Anticipated Purchase Date:		1/12/2017
3. Total Net Assets of Account/Fund:		$926,964,454
4. Type and Description of Security to be Purchased:		TSASC, INC. 4.000% 6/1/2019
5. Credit Rating of Security (Rating/Rating Agency):		A
6. Name of Underwriting Syndicate Dealer Effecting Transaction:		Jefferies LLC
7. Name of Affiliated Underwriter in Underwriting Syndicate		BNY Mellon Capital Markets, LLC.
8. Issue Size		613,370,000
9. CUSIP		898526EM6
10. Amount Purchased by Account/Fund	3,000	**Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund		0.49%
12. Amount Purchased as a Percentage of Account/Fund Assets		0.34%
13. Purchase Price of Securities (if at par, so state)		$104.811
14. Commission/Spread Received by Principal Underwriters		0.450%
15. Yield (as applicable):		1.91%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase		1.91%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy		

++

***Mutual Fund Purchases Only** (See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	Yes
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	Yes

++

Sub-Item 77O (15)
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon Municipal Opportunities Fund

On May 24, 2017, BNY Mellon Municipal Opportunities Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 13,000 4.0% Fiscal 2017 Series A (Tax-Exempt) Second Indenture Revenue Bonds issued by the Hudson Yards Infrastructure Corporation (CUSIP No. 44420RBF6) (the "Bonds") at a purchase price of $104.668 per Bond, including underwriter compensation of 0.450%. The Bonds were purchased from Goldman, Sachs & Co., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Academy Securities Inc.
Barclays
Blaylock Van, LLC
BNY Mellon Capital Markets, LLC
BofA Merrill Lynch
Cabrera Capital Markets
Citigroup
Drexel Hamilton, LLC
Fidelity Capital Markets
FTN Financial Capital Markets
Goldman Sachs & Co. LLC
Hilltop Securities Inc.
J.P. Morgan
Janney Montgomery Scott
Jefferies
Loop Capital Markets
Mesirow Financial, Inc.
Mischler Financial Group
Morgan Stanley
Oppenheimer & Co.
PNC Capital Markets LLC
Ramirez & Co., Inc.
RBC Capital Markets
Raymond James
Rice Financial Products Company
Roosevelt & Cross Incorporated
Siebert Cisneros Shank & Co., L.L.C.
Stern Brothers & Co.
Stifel, Nicolaus & Company, Incorporated
TD Securities
U.S. Bancorp Investments, Inc.
Wells Fargo Securities
The Williams Capital Group, L.P.

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on September 12, 2017. These materials include additional information about the terms of the transaction.

BNY Mellon Municipal Opportunities Fund

EXHIBIT B
PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:		BNY Mellon Municipal Opportunities Fund
2. Anticipated Purchase Date:		5/24/2017
3. Total Net Assets of Account/Fund:		$1,283,552,593
4. Type and Description of Security to be Purchased:		Hudson Yards Infrastructure Corporation 4.0% 2/15/2044
5. Credit Rating of Security (Rating/Rating Agency):		AA3/A+/A+
6. Name of Underwriting Syndicate Dealer Effecting Transaction:		Goldman Sachs & Co
7. Name of Affiliated Underwriter in Underwriting Syndicate		BNY Mellon Capital Markets, LLC
8. Issue Size		2,108,465,000
9. CUSIP		44420RBF6
10. Amount Purchased by Account/Fund	13,000	Units
11. Percentage of Principal Amount of Offering Purchased by Account/Fund		0.62%
12. Amount Purchased as a Percentage of Account/Fund Assets		1.06%
13. Purchase Price of Securities (If at par, so state)		$104.668
14. Commission/Spread Received by Principal Underwriters		0.450%
15. Yield (as applicable):		3.72%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase		3.72%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy		

++

Mutual Fund Purchases Only (See Fund Rule 10f-3 procedures for more information):

1. Was Price paid for all block purchases the same for all participants? (Must be Yes)	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	Yes
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	Yes

++

Sub-Item 77O (16)
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon Municipal Opportunities Fund

On May 11, 2017, BNY Mellon Municipal Opportunities Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 5,000 5.25% Dedicated Tax Fund Green Bonds, Series 2017B-1 (Climate Bond Certified) issued by the Metropolitan Transportation Authority (CUSIP No. 59259N8M8) (the "Bonds") at a purchase price of $115.544 per Bond, including underwriter compensation of 0.500%. The Bonds were purchased from Samuel A. Ramirez & Co., Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Academy Securities
Alamo Capital
Barclays
Blaylock Van, LLC
BNY Mellon Capital Markets LLC
BofA Merrill Lynch
Cabrera Capital Markets, LLC
Citigroup
Drexel Hamilton, LLC
Fidelity Capital Markets
FTN Financial Capital Markets
Goldman Sachs & Co. LLC
J.P. Morgan
Jefferies
KeyBanc Capital Markets Inc.
Loop Capital Markets
Morgan Stanley
PNC Capital Markets LLC
Ramirez & Co., Inc.
Raymond James
RBC Capital Markets
Rice Financial Products Company
Siebert Cisneros Shank & Co., L.L.C.
Stern Brothers & Co.
Stifel
TD Securities
The Williams Capital Group, L.P.

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on September 12, 2017. These materials include additional information about the terms of the transaction.

BNY Mellon Municipal Opportunities Fund

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:	BNY Mellon Municipa Opportunities Fund
2. Anticipated Purchase Date:	5/11/2017
3. Total Net Assets of Account/Fund:	$1,271,715,693
4. Type and Description of Security to be Purchased:	Metropolitan Transportation Authority 5.25% 11/15/2057
5. Credit Rating of Security (Rating/Rating Agency):	AA/AA
6. Name of Underwriting Syndicate Dealer Effecting Transaction:	Samuel A. Ramirez & Co., Inc
7. Name of Affiliated Underwriter in Underwriting Syndicate	BNY Mellon Capital Markets, LLC
8. Issue Size	309,225,000
9. CUSIP	59259N8M8
10. Amount Purchased by Account/Fund	5,000 Units
11. Percentage of Principal Amount of Offering Purchased by Account/Fund	1.62%
12. Amount Purchased as a Percentage of Account/Fund Assets	0.45%
13. Purchase Price of Securities (if at par, so state)	$115.544
14. Commission/Spread Received by Principal Underwriters	0.500%
15. Yield (as applicable):	4.42%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase	4.42%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy	

++

Mutual Fund Purchases Only (See Fund Rule 10f-3 procedures for more information):

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	Yes
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	Yes

++

Sub-Item 77O (17)
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon National Intermediate Municipal Bond Fund

On May 24, 2017, BNY Mellon National Intermediate Municipal Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 7,000 5.0% Fiscal 2017 Series A (Tax-Exempt) Second Indenture Revenue Bonds issued by the Hudson Yards Infrastructure Corporation (CUSIP No. 44420RAT7) (the "Bonds") at a purchase price of $119.146 per Bond, including underwriter compensation of 0.450%. The Bonds were purchased from Goldman, Sachs & Co., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member.

BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Academy Securities Inc.
Barclays
Blaylock Van, LLC
BNY Mellon Capital Markets, LLC
BofA Merrill Lynch
Cabrera Capital Markets
Citigroup
Drexel Hamilton, LLC
Fidelity Capital Markets
FTN Financial Capital Markets
Goldman Sachs & Co. LLC
Hilltop Securities Inc.
J.P. Morgan
Janney Montgomery Scott
Jefferies
Loop Capital Markets
Mesirow Financial, Inc.
Mischler Financial Group
Morgan Stanley
Oppenheimer & Co.
PNC Capital Markets LLC
Ramirez & Co., Inc.
RBC Capital Markets
Raymond James
Rice Financial Products Company
Roosevelt & Cross Incorporated
Siebert Cisneros Shank & Co., L.L.C.
Stern Brothers & Co.
Stifel, Nicolaus & Company, Incorporated
TD Securities
U.S. Bancorp Investments, Inc.
Wells Fargo Securities
The Williams Capital Group, L.P.

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on September 12, 2017. These materials include additional information about the terms of the transaction.

BNY Mellon National Intermediate Municipal Bond Fund

EXHIBIT B
PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:	BNY Mellon National Intermediate Municipal Bond Fund
2. Anticipated Purchase Date:	5/24/2017
3. Total Net Assets of Account/Fund:	$2,090,128,669
4. Type and Description of Security to be Purchased:	Hudson Yards Infrastructure Corporation 5.0% 2/15/2032
5. Credit Rating of Security (Rating/Rating Agency):	AA3/A+/A+
6. Name of Underwriting Syndicate Dealer Effecting Transaction:	Goldman Sachs & Co.
7. Name of Affiliated Underwriter in Underwriting Syndicate	BNY Mellon Capital Markets, LLC.
8. Issue Size	2,108,465,000
9. CUSIP	44420RAT7
10. Amount Purchased by Account/Fund	7,000 Units
11. Percentage of Principal Amount of Offering Purchased by Account/Fund	0.33%
12. Amount Purchased as a Percentage of Account/Fund Assets	0.40%
13. Purchase Price of Securities (if at par, so state)	$119.146
14. Commission/Spread Received by Principal Underwriters	0.450%
15. Yield (as applicable):	3.34%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase	3.34%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy	

++

Mutual Fund Purchases Only (See Fund Rule 10f-3 procedures for more information):

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	Yes
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	Yes

++

Sub-Item 77O (18)
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon National Intermediate Municipal Bond Fund

On May 24, 2017, BNY Mellon National Intermediate Municipal Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 10,000 4.0% Fiscal 2017 Series A (Tax-Exempt) Second Indenture Revenue Bonds issued by the Hudson Yards Infrastructure Corporation (CUSIP No. 44420RBF6) (the "Bonds") at a purchase price of $104.668 per Bond, including underwriter compensation of 0.450%. The Bonds were purchased from Goldman, Sachs & Co., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member.

BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Academy Securities Inc.
Barclays
Blaylock Van, LLC
BNY Mellon Capital Markets, LLC
BofA Merrill Lynch
Cabrera Capital Markets
Citigroup
Drexel Hamilton, LLC
Fidelity Capital Markets
FTN Financial Capital Markets
Goldman Sachs & Co. LLC
Hilltop Securities Inc.
J.P. Morgan
Janney Montgomery Scott
Jefferies
Loop Capital Markets
Mesirow Financial, Inc.
Mischler Financial Group
Morgan Stanley
Oppenheimer & Co.
PNC Capital Markets LLC
Ramirez & Co., Inc.
RBC Capital Markets
Raymond James
Rice Financial Products Company
Roosevelt & Cross Incorporated
Siebert Cisneros Shank & Co., L.L.C.
Stern Brothers & Co.
Stifel, Nicolaus & Company, Incorporated
TD Securities
U.S. Bancorp Investments, Inc.
Wells Fargo Securities
The Williams Capital Group, L.P.

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on September 12, 2017. These materials include additional information about the terms of the transaction.

BNY Mellon National Intermediate Municipal Bond Fund

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:	BNY Mellon National Intermediate Municipal Bond Fund
2. Anticipated Purchase Date:	5/24/2017
3. Total Net Assets of Account/Fund:	$2,090,128,669
4. Type and Description of Security to be Purchased:	Hudson Yards Infrastructure Corporation 4.0% 2/15/2044
5. Credit Rating of Security (Rating/Rating Agency):	AA3/A+/A+
6. Name of Underwriting Syndicate Dealer Effecting Transaction:	Goldman Sachs & Co
7. Name of Affiliated Underwriter In Underwriting Syndicate	BNY Mellon Capital Markets, LLC
8. Issue Size	2,108,465,000
9. CUSIP	44420RBF6
10. Amount Purchased by Account/Fund	10,000 Units
11. Percentage of Principal Amount of Offering Purchased by Account/Fund	0.47%
12. Amount Purchased as a Percentage of Account/Fund Assets	0.50%
13. Purchase Price of Securities (if at par, so state)	$104.668
14. Commission/Spread Received by Principal Underwriters	0.450%
15. Yield (as applicable):	3.72%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase	3.72%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy	

++

***Mutual Fund Purchases Only** (See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	Yes
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	Yes

++

Sub-Item 77O (19)
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon National Intermediate Municipal Bond Fund

On May 11, 2017, BNY Mellon National Intermediate Municipal Bond Fund, a series of BNY

Mellon Funds Trust (the "Fund"), purchased 5,000 5.25% Dedicated Tax Fund Green Bonds, Series 2017B-1 (Climate Bond Certified) issued by the Metropolitan Transportation Authority (CUSIP No. 59259N7G2) (the "Bonds") at a purchase price of $121.434 per Bond, including underwriter compensation of 0.450%. The Bonds were purchased from Samuel A. Ramirez & Co., Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Academy Securities
Alamo Capital
Barclays
Blaylock Van, LLC
BNY Mellon Capital Markets LLC
BofA Merrill Lynch
Cabrera Capital Markets, LLC
Citigroup
Drexel Hamilton, LLC
Fidelity Capital Markets
FTN Financial Capital Markets
Goldman Sachs & Co. LLC
J.P. Morgan
Jefferies
KeyBanc Capital Markets Inc.
Loop Capital Markets
Morgan Stanley
PNC Capital Markets LLC
Ramirez & Co., Inc.
Raymond James
RBC Capital Markets
Rice Financial Products Company
Siebert Cisneros Shank & Co., L.L.C.
Stern Brothers & Co.
Stifel
TD Securities
The Williams Capital Group, L.P.

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on September 12, 2017. These materials include additional information about the terms of the transaction.

BNY Mellon National Intermediate Municipal Bond Fund

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:	BNY Mellon National Intermediate Municipal Bond Fund
2. Anticipated Purchase Date:	5/11/2017
3. Total Net Assets of Account/Fund:	$2,081,587,536
4. Type and Description of Security to be Purchased:	Metropolitan Transportation Authority 5.25% 11/15/2033
5. Credit Rating of Security (Rating/Rating Agency):	AA/AA
6. Name of Underwriting Syndicate Dealer Effecting Transaction:	Samuel A. Ramirez & Co., Inc
7. Name of Affiliated Underwriter in Underwriting Syndicate	BNY Mellon Capital Markets, LLC.
8. Issue Size	371,040,000
9. CUSIP	59259N7G2
10. Amount Purchased by Account/Fund	5,000 Units
11. Percentage of Principal Amount of Offering Purchased by Account/Fund	1.35%
12. Amount Purchased as a Percentage of Account/Fund Assets	0.29%
13. Purchase Price of Securities (If at par, so state)	$121.434
14. Commission/Spread Received by Principal Underwriters	0.450%
15. Yield (as applicable):	3.53%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase	3.53%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy	

Mutual Fund Purchases Only (See Fund Rule 10f-3 procedures for more information):

1. Was Price paid for all block purchases the same for all participants? (Must be Yes).	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	Yes
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	Yes

Sub-Item 77O (20)
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon National Intermediate Municipal Bond Fund

On May 11, 2017, BNY Mellon National Intermediate Municipal Bond Fund, a series of BNY

Mellon Funds Trust (the "Fund"), purchased 5,000 5.0% Dedicated Tax Fund Green Bonds, Series 2017B-1 (Climate Bond Certified) issued by the Metropolitan Transportation Authority (CUSIP No. 59259N7E7) (the "Bonds") at a purchase price of $118.188 per Bond, including underwriter compensation of 0.450%. The Bonds were purchased from Samuel A. Ramirez & Co., Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Academy Securities
Alamo Capital
Barclays
Blaylock Van, LLC
BNY Mellon Capital Markets LLC
BofA Merrill Lynch
Cabrera Capital Markets, LLC
Citigroup
Drexel Hamilton, LLC
Fidelity Capital Markets
FTN Financial Capital Markets
Goldman Sachs & Co. LLC
J.P. Morgan
Jefferies
KeyBanc Capital Markets Inc.
Loop Capital Markets
Morgan Stanley
PNC Capital Markets LLC
Ramirez & Co., Inc.
Raymond James
RBC Capital Markets
Rice Financial Products Company
Siebert Cisneros Shank & Co., L.L.C.
Stern Brothers & Co.
Stifel
TD Securities
The Williams Capital Group, L.P.

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on September 12, 2017. These materials include additional information about the terms of the transaction.

BNY Mellon National Intermediate Municipal Bond Fund

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:	BNY Mellon National Intermediate Municipal Bond Fund
2. Anticipated Purchase Date:	5/11/2017
3. Total Net Assets of Account/Fund:	$2,081,567,536
4. Type and Description of Security to be Purchased:	Metropolitan Transportation Authority 5.0% 11/15/2033
5. Credit Rating of Security (Rating/Rating Agency):	AA/AA
6. Name of Underwriting Syndicate Dealer Effecting Transaction:	Samuel A. Ramirez & Co., Inc
7. Name of Affiliated Underwriter in Underwriting Syndicate	BNY Mellon Capital Markets, LLC.
8. Issue Size	371,040,000
9. CUSIP	59259N7E7
10. Amount Purchased by Account/Fund	5,000 Units
11. Percentage of Principal Amount of Offering Purchased by Account/Fund	1.35%
12. Amount Purchased as a Percentage of Account/Fund Assets	0.28%
13. Purchase Price of Securities (if at par, so state)	$118.199
14. Commission/Spread Received by Principal Underwriters	0.450%
15. Yield (as applicable):	3.54%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase	3.54%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy	

++

***Mutual Fund Purchases Only** (See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	Yes
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	Yes

++

Sub-Item 77O (21)
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon New York Intermediate Tax-Exempt Bond Fund

On May 24, 2017, BNY Mellon New York Intermediate Tax-Exempt Bond Fund, a series of BNY

Mellon Funds Trust (the "Fund"), purchased 1,500 5.0% Fiscal 2017 Series A (Tax-Exempt) Second Indenture Revenue Bonds issued by the Hudson Yards Infrastructure Corporation (CUSIP No.

44420RAT7) (the "Bonds") at a purchase price of $119.146 per Bond, including underwriter compensation of 0.450%. The Bonds were purchased from Goldman, Sachs & Co., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Academy Securities Inc.
Barclays
Blaylock Van, LLC
BNY Mellon Capital Markets, LLC
BofA Merrill Lynch
Cabrera Capital Markets
Citigroup
Drexel Hamilton, LLC
Fidelity Capital Markets
FTN Financial Capital Markets
Goldman Sachs & Co. LLC
Hilltop Securities Inc.
J.P. Morgan
Janney Montgomery Scott
Jefferies
Loop Capital Markets
Mesirow Financial, Inc.
Mischler Financial Group
Morgan Stanley
Oppenheimer & Co.
PNC Capital Markets LLC
Ramirez & Co., Inc.
RBC Capital Markets
Raymond James
Rice Financial Products Company
Roosevelt & Cross Incorporated
Siebert Cisneros Shank & Co., L.L.C.
Stern Brothers & Co.
Stifel, Nicolaus & Company, Incorporated
TD Securities
U.S. Bancorp Investments, Inc.
Wells Fargo Securities
The Williams Capital Group, L.P.

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on September 12, 2017. These materials include additional information about the terms of the transaction.

BNY Mellon New York Intermediate Tax-Exempt Bond Fund

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:		BNY Mellon New York Intermediate Tax-Exempt Bond Fund
2. Anticipated Purchase Date:		5/24/2017
3. Total Net Assets of Account/Fund:		$165,134,005
4. Type and Description of Security to be Purchased:		Hudson Yards Infrastructure Corporation 5.0% 2/15/2032
5. Credit Rating of Security (Rating/Rating Agency):		AA3/A+/A+
6. Name of Underwriting Syndicate Dealer Effecting Transaction:		Goldman Sachs & Co.
7. Name of Affiliated Underwriter in Underwriting Syndicate		BNY Mellon Capital Markets, LLC.
8. Issue Size		2,108,465,000
9. CUSIP		44420RAT7
10. Amount Purchased by Account/Fund	1,500	Units
11. Percentage of Principal Amount of Offering Purchased by Account/Fund		0.07%
12. Amount Purchased as a Percentage of Account/Fund Assets		1.08%
13. Purchase Price of Securities (if at par, so state)		$119.146
14. Commission/Spread Received by Principal Underwriters		0.450%
15. Yield (as applicable):		3.34%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase		3.34%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy		

++

Mutual Fund Purchases Only (See Fund Rule 10f-3 procedures for more information):

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	Yes
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	Yes

++

Sub-Item 77O (22)
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon New York Intermediate Tax-Exempt Bond Fund

On May 24, 2017, BNY Mellon New York Intermediate Tax-Exempt Bond Fund, a series of BNY

Mellon Funds Trust (the "Fund"), purchased 2,000 4.0% Fiscal 2017 Series A (Tax-Exempt) Second Indenture Revenue Bonds issued by the Hudson Yards Infrastructure Corporation (CUSIP No.

44420RBF6) (the "Bonds") at a purchase price of $104.668 per Bond, including underwriter compensation of 0.450%. The Bonds were purchased from Goldman, Sachs & Co., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Academy Securities Inc.
Barclays
Blaylock Van, LLC
BNY Mellon Capital Markets, LLC
BofA Merrill Lynch
Cabrera Capital Markets
Citigroup
Drexel Hamilton, LLC
Fidelity Capital Markets
FTN Financial Capital Markets
Goldman Sachs & Co. LLC
Hilltop Securities Inc.
J.P. Morgan
Janney Montgomery Scott
Jefferies
Loop Capital Markets
Mesirow Financial, Inc.
Mischler Financial Group
Morgan Stanley
Oppenheimer & Co.
PNC Capital Markets LLC
Ramirez & Co., Inc.
RBC Capital Markets
Raymond James
Rice Financial Products Company
Roosevelt & Cross Incorporated
Siebert Cisneros Shank & Co., L.L.C.
Stern Brothers & Co.
Stifel, Nicolaus & Company, Incorporated
TD Securities
U.S. Bancorp Investments, Inc.
Wells Fargo Securities
The Williams Capital Group, L.P.

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on September 12, 2017. These materials include additional information about the terms of the transaction.

BNY Mellon New York Intermediate Tax-Exempt Bond Fund

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:		BNY Mellon New York Intermediate Tax-Exempt Bond Fund
2. Anticipated Purchase Date:		5/24/2017
3. Total Net Assets of Account/Fund:		$165,134,005
4. Type and Description of Security to be Purchased:		Hudson Yards Infrastructure Corporation 4.0% 2/15/2044
5. Credit Rating of Security (Rating/Rating Agency):		AA3/A+/A+
6. Name of Underwriting Syndicate Dealer Effecting Transaction:		Goldman Sachs & Co.
7. Name of Affiliated Underwriter in Underwriting Syndicate		BNY Mellon Capital Markets, LLC.
8. Issue Size		2,108,465,000
9. CUSIP		44420RBF6
10. Amount Purchased by Account/Fund	2,000	Units
11. Percentage of Principal Amount of Offering Purchased by Account/Fund		0.09%
12. Amount Purchased as a Percentage of Account/Fund Assets		1.27%
13. Purchase Price of Securities (if at par, so state)		$104.668
14. Commission/Spread Received by Principal Underwriters		0.450%
15. Yield (as applicable):		3.72%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase		3.72%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy		

++

***Mutual Fund Purchases Only** (See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	Yes
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	Yes

++

Sub-Item 77O (23)
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon New York Intermediate Tax-Exempt Bond Fund

On May 11, 2017, BNY Mellon New York Intermediate Tax-Exempt Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 1,000 4.0% Dedicated Tax Fund Green Bonds, Series 2017B-1 (Climate Bond Certified) issued by the Metropolitan Transportation Authority (CUSIP No. 59259N7H0) (the "Bonds") at a purchase price of $106.440 per Bond, including underwriter compensation of 0.450%. The Bonds were purchased from Samuel A. Ramirez & Co., Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Academy Securities
Alamo Capital
Barclays
Blaylock Van, LLC
BNY Mellon Capital Markets LLC
BofA Merrill Lynch
Cabrera Capital Markets, LLC
Citigroup
Drexel Hamilton, LLC
Fidelity Capital Markets
FTN Financial Capital Markets
Goldman Sachs & Co. LLC
J.P. Morgan
Jefferies
KeyBanc Capital Markets Inc.
Loop Capital Markets
Morgan Stanley
PNC Capital Markets LLC
Ramirez & Co., Inc.
Raymond James
RBC Capital Markets
Rice Financial Products Company
Siebert Cisneros Shank & Co., L.L.C.
Stern Brothers & Co.
Stifel
TD Securities
The Williams Capital Group, L.P.

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on September 12, 2017. These materials include additional information about the terms of the transaction.

BNY Mellon New York Intermediate Tax-Exempt Bond Fund

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:	BNY Mellon New York Intermediate Tax-Exempt Bond Fund	
2. Anticipated Purchase Date:	5/11/2017	
3. Total Net Assets of Account/Fund:	$164,235,031	
4. Type and Description of Security to be Purchased:	Metropolitan Transportation Authority 4.0% 11/15/2033	
5. Credit Rating of Security (Rating/Rating Agency):	AA/AA	
6. Name of Underwriting Syndicate Dealer Effecting Transaction:	Samuel A. Ramirez & Co., Inc	
7. Name of Affiliated Underwriter in Underwriting Syndicate	BNY Mellon Capital Markets, LLC.	
8. Issue Size	371,040,000	
9. CUSIP	59259N7H0	
10. Amount Purchased by Account/Fund	1,000	Units
11. Percentage of Principal Amount of Offering Purchased by Account/Fund	0.27%	
12. Amount Purchased as a Percentage of Account/Fund Assets	0.65%	
13. Purchase Price of Securities (if at par, so state)	$106.440	
14. Commission/Spread Received by Principal Underwriters	0.450%	
15. Yield (as applicable):	3.48%	
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase	3.48%	

17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

++

Mutual Fund Purchases Only (See Fund Rule 10f-3 procedures for more information):

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	Yes
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	Yes

++

BNY Mellon Funds Trust
FINANCIAL REPORT
10f-3 TRANSACTIONS

Certifications

CCO Certification		
I have prepared the enclosed board summary (the "Summary") based on reports and certifications from each manager summarizing any reportable transactions and compliance with each fund's policies. *I attest that:* ➢ The Summary accurately reflects the Rule 10f-3 transactions provided by each manager for the period shown. ➢ The Summary accurately reflects funds that have no Rule 10f-3 transactions to report for the period shown. ➢ My review includes confirmation by the Chief Compliance Officer of each manager that the Rule 10f-3 transactions reported are accurate and in compliance with the fund's policies and procedures. ➢ My review includes confirmation by the Chief Compliance Officer of each manager that the fund has no Rule 10f-3 transactions to report for the period shown, if applicable. ➢ Based on my review and testing, I concur that all Rule 10f-3 transactions were conducted in accordance with each Fund's policies and procedures.		
[signature]	**Joseph W. Connolly** *Chief Compliance Officer* BNY Mellon Funds Trust	7/12/17

2nd Quarter 2017